UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-06404

American Strategic Income Portfolio Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)

800-677-3863
Registrant's telephone number, including area code

Date of fiscal year end: 8/31/07

Date of reporting period: 5/31/07

Item 1 - Schedule of Investments

Schedule of  INVESTMENTS May 31, 2007 (unaudited)

American Strategic Income Portfolio

Description of Security	Date Acquired	Par Value/ Shares	Cost	Value (a)

(Percentages of each investment category relate to net assets)

U.S. Government Agency Mortgage-Backed Securities – 11.2%
Fixed Rate – 11.2%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231 (b)		$719,752	$738,905	$716,525
9.00%, 7/1/30, #C40149		99,060	101,492	107,476
Federal National Mortgage Association,
6.00%, 10/1/16, #610761 (b)		388,897	395,211	393,416
5.00%, 7/1/18, #724954 (b)		1,580,180	1,578,279	1,544,581
6.50%, 6/1/29, #252497 (b)		183,168	182,026	188,098
7.50%, 3/1/30, #495694		177,595	174,926	183,505
7.50%, 5/1/30, #535289 (b)		37,817	36,642	39,556
8.00%, 5/1/30, #538266 (b)		11,765	11,628	12,418
6.00%, 5/1/31, #535909 (b)		354,758	356,617	356,721
6.50%, 11/1/31, #613339 (b)		172,800	176,336	177,234
5.50%, 7/1/33, #720735 (b)		2,147,529	2,123,703	2,102,731
Total U.S. Government Agency Mortgage-Backed Securities			5,875,765	5,822,261

Whole Loans and Participation Mortgages (c) (d) – 91.3%
Commercial Loans – 53.6%
Advance Self Storage, Lincoln, NE, 6.13%, 1/1/11	11/29/00	1,497,189	1,497,189	1,509,761
Buca Restaurant, Maple Grove, MN, 8.63%, 1/1/11	01/01/05	865,627	865,627	882,940
Dependable Mini-Storage I, Plano, TX, 6.64%, 7/1/11 (b) (e)	06/27/06	2,800,000	2,800,000	2,872,838
Dependable Mini-Storage II, Plano, TX, 11.88%, 7/1/07 (e)	06/27/06	300,000	300,000	312,000
Hampden Medical Office, Englewood, CO, 7.38%, 10/1/12 (b)	09/09/02	1,659,302	1,659,302	1,502,460
Integrity Plaza Shopping Center, Albuquerque, NM, 7.88%, 7/1/12 (b)	05/11/04	2,004,911	2,004,907	2,105,156
Metro Center, Albuquerque, NM, 5.20%, 5/1/09 (b)	04/07/04	2,490,630	2,490,630	2,465,350
Metro Center II, Albuquerque, NM, 7.88%, 5/1/09	03/20/06	148,040	148,040	137,928
Minikahda Mini Storage IV, Minneapolis, MN, 7.15%, 3/1/11	02/28/06	1,608,348	1,608,348	1,656,599
Murphy Industrial Building, Irvine, CA, 8.50%, 10/1/07 (b) (e) (f)	09/29/04	1,450,000	1,450,000	1,450,000
Naples Boat Club, Naples, FL, 6.55%, 1/1/17	12/28/06	1,785,287	1,785,287	1,844,593
Orchard Commons, Englewood, CO, 8.75%, 4/1/11	03/28/01	973,732	973,732	947,166
Palace Court, Santa Fe, NM, 6.68%, 11/1/11 (b) (e)	10/02/06	1,900,000	1,900,000	1,954,369
Par 3 Office Building, Bend, OR, 6.63%, 8/1/13 (b) (e)	08/03/06	1,900,000	1,900,000	1,966,065
Perkins Restaurant, Maple Grove, MN, 6.38%, 1/1/11 (e)	12/23/05	1,394,896	1,394,896	1,411,283
Rockwood Galleria, Gresham, OR, 7.25%, 2/1/11	01/06/03	1,534,858	1,534,858	1,596,253
Stephens Center, Missoula, MT, 6.38%, 9/1/10 (b)	08/21/03	1,872,378	1,872,378	1,903,202
Voit Office Building, Orange, CA, 8.13%, 9/1/08	08/17/01	1,463,947	1,463,947	1,493,225
			27,649,141	28,011,188
Multifamily Loans – 36.2%
Applewood Manor, Duluth, MN, 8.63%, 1/1/08	12/23/93	592,135	589,174	598,056
Cascade Village, Cascade Township, MI, 5.25%, 12/1/09 (b)	11/23/04	1,569,885	1,569,885	1,536,627
Forest Club Apartments, Dallas, TX, 11.88%, 5/1/08 (e)	04/19/06	1,720,000	1,720,000	1,632,963
Franklin Woods Apartments, Franklin, NH, 6.00%, 3/1/10	02/24/95	862,084	875,745	856,499
Hunt Club Apartments, Waco, TX, 5.68%, 7/1/11 (b)	06/03/04	1,195,396	1,195,396	1,188,552
Ironwood Apartments, Tucson, AZ, 8.82%, 4/1/08 (e) (f)	03/31/06	2,975,000	2,975,000	2,975,000
Park Hollywood, Portland, OR, 7.38%, 6/1/12	05/31/02	1,121,279	1,121,279	1,177,343
Spring Creek Gardens, Plano, TX, 8.45%, 1/1/09 (e) (f)	12/22/05	2,050,000	2,050,000	2,050,000
Steel Lake Apartments, Federal Way, WA, 7.97%, 6/1/08 (e) (f)	05/31/05	3,985,000	3,985,000	3,802,540
Vanderbilt Condominiums, Austin, TX, 8.04%, 10/1/09	09/29/99	1,102,254	1,102,254	1,135,321
Villa Bonita, Chez Royalle, Fitzhugh Apartments I, Dallas, TX, 8.70%, 3/1/08 (b) (e) (f)	02/21/03	839,912	839,912	839,912
Villa Bonita, Chez Royalle, Fitzhugh Apartments II, Dallas, TX, 9.88%, 3/1/08 (e)	02/21/03	154,882	154,882	143,163
Woodland Garden Apartments, Arlington, WA, 7.38%, 9/1/08	08/26/98	949,709	949,709	962,395
			19,128,236	18,898,371
Single Family Loans – 1.5%
Aegis II, 2 loans, midwestern United States, 9.66%, 1/28/14 (g)	12/28/95	12,823	11,749	12,438
American Portfolio, 1 loan, California, 4.88%, 10/18/15	07/18/95	22,801	21,720	22,606
Anivan, 1 loan, Maryland, 5.19%, 4/14/12	06/14/96	86,263	86,821	86,549
Bank of New Mexico, 1 loan, New Mexico, 6.23%, 3/31/10	03/01/04	37,388	36,695	38,038
Bluebonnet Savings and Loan, 6 loans, Texas, 6.66%, 8/31/10	05/22/92	153,452	140,588	152,756
Bluebonnet Savings and Loan II, 1 loan, Texas, 11.50%, 8/31/10	05/22/92	2,608	2,555	2,418
CLSI Allison Williams, 2 loans, Texas, 9.38%, 8/1/17	02/28/92	11,458	10,538	11,561
Cross Roads Savings and Loan, 1 loan, Oklahoma, 6.25%, 1/1/21	01/07/92	36,565	34,580	37,662
Cross Roads Savings and Loan II, 1 loan, Oklahoma, 8.34%, 1/1/21 (g)	01/07/92	21,945	20,638	21,675
Fairbanks, 1 loan, Utah, 5.50%, 9/23/15	05/21/92	20,609	17,491	19,993
First Boston Mortgage Pool, 5 loans, United States, 9.04%, 11/5/07	06/23/92	28,606	23,380	29,189
Knutson Mortgage Portfolio I, 2 loans, midwestern United States, 9.37%, 8/1/17	02/26/92	147,358	140,613	151,779
McClemore, Matrix Funding Corporation, 1 loan, North Carolina, 10.50%, 9/30/12	09/09/92	45,499	43,224	46,864
Nomura III, 4 loans, midwestern United States, 8.20%, 4/29/17	09/29/95	109,731	99,191	109,315
Rand Mortgage Corporation, 2 loans, Texas, 9.50%, 8/1/17	07/01/02	61,603	50,539	63,451
			740,322	806,294

Total Whole Loans and Participation Mortgages			47,517,699	47,715,853

Preferred Stocks– 18.7%
Real Estate Investment Trusts – 18.7%
AMB Property, Series L (b)		14,500	359,755	359,600
AMB Property, Series M (b)		5,600	139,850	139,552
AMB Property, Series P		14,500	367,575	365,835
BRE Properties, Series B (b)		20,500	539,150	521,110
BRE Properties, Series C (b)		400	10,216	10,040
BRE Properties, Series D (b)		400	10,180	10,016
Developers Diversified Realty, Series H		4,750	122,822	120,412
Developers Diversified Realty, Series I		3,800	100,450	96,862
Duke Realty, Series J (b)		2,100	52,246	52,290
Duke Realty, Series K (b)		6,200	152,826	154,938
Duke Realty, Series L (b)		12,000	302,160	299,640
Duke Realty, Series M (b)		2,000	50,000	51,040
Equity Residential Properties, Series D (b)		1,600	42,553	40,464
Equity Residential Properties, Series N (b)		20,100	500,946	501,495
Health Care Properties, Series E (b)		10,500	274,759	264,180
Health Care Properties, Series F (b)		15,150	390,230	381,326
Hospitality Properties Trust, Series C (b)		40,000	994,000	984,000
HRPT Properties Trust, Series B (b)		14,000	364,477	353,500
Kimco Realty, Series F (b)		19,400	500,619	489,462
Post Properties, Series B		17,800	468,112	453,188
Prologis Trust, Series F (b)		6,700	167,835	169,175
Prologis Trust, Series G (b)		13,200	330,984	332,112
Public Storage, Series A (b)		6,000	144,291	144,720
Public Storage, Series F (b)		9,300	231,105	224,409
Public Storage, Series L (b)		16,400	418,200	410,820
Public Storage, Series M		4,000	100,000	98,560
Public Storage, Series X (b)		3,000	74,330	73,290
Public Storage, Series Z (b)		11,500	282,309	278,530
Realty Income, Series D (b)		20,500	546,185	525,620
Realty Income, Series E (b)		27,000	679,050	676,350
Regency Centers, Series D (b)		23,500	620,605	591,260
Vornado Realty Trust, Series E (b)		4,800	121,338	122,064
Vornado Realty Trust, Series F (b)		7,800	199,340	196,326
Vornado Realty Trust, Series G (b)		8,000	200,400	196,960
Vornado Realty Trust, Series I (b)		2,000	46,500	49,160
Total Preferred Stocks			9,905,398	9,738,306

Total Investments in Unaffiliated Securities			63,298,862	63,276,420

Short-Term Investment (h) – 2.6%
First American Prime Obligations Fund, Class Z		1,377,420	1,377,420	1,377,420

Total Investments in Securities (i) – 123.8%			$64,676,282	$64,653,840
Other Assets and Liabilities, Net– (23.8)%				(12,409,500)
Total Net Assets– 100.0%				$52,244,340

Notes to Schedule of Investments:

(a)
Security valuations for the fund’s investments (other than whole loans, participation mortgages, and mortgage servicing rights) are furnished by an independent pricing service that has been approved by the fund’s board of directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions.  Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system.  When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors.  Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the security is purchased or sold.  If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.  Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value. Security valuations are performed once a week and at the end of each month.

The fund’s investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available.  These investments are valued at fair value according to procedures adopted by the fund’s board of directors.  Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted using a FAF Advisors, Inc. (“FAF Advisors”) pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments.  The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

Certain mortgage loan information is received once a month.  This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record.  Valuations of whole loans, participation mortgages, and mortgage servicing rights are determined no less frequently than weekly.  Although FAF Advisors believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans, participation mortgages, and mortgage servicing rights can only be determined in a negotiation between the fund and third parties.

In accordance with the valuation procedures adopted by the fund’s board of directors, real estate acquired through foreclosure, if any, is valued at estimated market value, as determined by independent third party appraisals, less estimated selling costs. As material capital improvements are made to the property, new market value appraisals are obtained.

As of May 31, 2007, the fund held fair value securities with a value of $47,715,853 or 91.3% of net assets.

(b)	On May 31, 2007, securities valued at $33,731,761 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$ 5,409,462	5/9/07	5.37%	6/8/07	$18,559	(1)
3,000,000	5/1/07	6.20%	6/1/07	16,004	(2)
3,500,000	5/31/07	6.20%	6/1/07	602	(2)
4,216,000	5/9/07	6.02%	6/8/07	16,215	(3)
$16,125,462				$51,380

*	Interest rate as of May 31, 2007. Rate is based on the London InterBank Offered Rate (LIBOR) plus a spread and reset monthly.

Name of broker and description of collateral:
(1)	Morgan Stanley:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $719,752 par
Federal National Mortgage Association, 6.00%, 10/1/16, $388,897 par
Federal National Mortgage Association, 5.00%, 7/1/18, $1,580,180 par
Federal National Mortgage Association, 6.50%, 6/1/29, $183,168 par
Federal National Mortgage Association, 7.50%, 5/1/30, $37,817 par
Federal National Mortgage Association, 8.00%, 5/1/30, $11,765 par
Federal National Mortgage Association, 6.00%, 5/1/31, $354,758 par
Federal National Mortgage Association, 6.50%, 11/1/31, $172,800 par
Federal National Mortgage Association, 5.50%, 7/1/33, $2,147,529 par
(2)	Morgan Stanley:
Cascade Village, 5.25%, 12/1/09, $1,569,885 par
Dependable Mini-Storage I, 6.64%, 7/1/11, $2,800,000 par
Hampden Medical Office, 7.38%, 10/1/12, $1,659,302 par
Hunt Club Apartments, 5.68%, 7/1/11, $1,195,396 par
Integrity Plaza Shopping Center, 7.88%, 7/1/12, $2,004,911 par
Metro Center, 5.20%, 5/1/09, $2,490,630 par
Murphy Industrial Building, 8.50%, 10/1/07, $1,450,000 par
Palace Court, 6.68%, 11/1/11, $1,900,000 par
Par 3 Office Building, 6.63%, 8/1/13, $1,900,000 par
Stephens Center, 6.38%, 9/1/10, $1,872,378 par
Villa Bonita, Chez Royalle, Fitzhugh Apartments I, 8.70%, 3/1/08, $839,912 par
(3)	Dresdner Bank:
AMB Property, Series L, 14,500 shares
AMB Property, Series M, 5,600 shares
BRE Properties, Series B, 20,500 shares
BRE Properties, Series C, 400 shares
BRE Properties, Series D, 400 shares
Duke Realty, Series J, 2,100 shares
Duke Realty, Series K, 6,200 shares
Duke Realty, Series L, 12,000 shares
Duke Realty, Series M, 2,000 shares
Equity Residential Properties, Series D, 1,600 shares
Equity Residential Properties, Series N, 20,100 shares
Health Care Properties, Series E, 10,500 shares
Health Care Properties, Series F, 10,700 shares
Hospitality Property Trust, Series C, 40,000 shares
HRPT Properties Trust, Series B, 14,000 shares
Kimco Realty, Series F, 19,400 shares
Prologis Trust, Series F, 6,700 shares
Prologis Trust, Series G, 13,200 shares
Public Storage, Series A, 6,000 shares
Public Storage, Series F, 9,300 shares
Public Storage, Series L, 16,400 shares
Public Storage, Series X, 3,000 shares
Public Storage, Series Z, 11,500 shares
Realty Income, Series D, 20,500 shares
Realty Income, Series E, 27,000 shares
Regency Centers, Series D, 20,500 shares
Vornado Realty Trust, Series E, 4,800 shares
Vornado Realty Trust, Series F, 7,800 shares
Vornado Realty Trust, Series G, 8,000 shares
Vornado Realty Trust, Series I, 2,000 shares

The fund has entered into a lending commitment with Morgan Stanley. The agreement permits the fund to enter into reverse repurchase agreements up to $10,000,000 using whole loans as collateral.

The fund pays a fee of 0.15% to Morgan Stanley on any unused portion of the $10,000,000 lending commitment. The fund has entered into a lending commitment with Dresdner Bank. The agreement permits the fund to enter into reverse repurchase agreements up to $5,000,000 using preferred stock as collateral. The fund pays a fee of 0.25% to Dresdner Bank on any unused portion of the $5,000,000 lending commitment.

(c)
Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. See note (a) above.

(d)
Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on May 31, 2007.  Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of May 31, 2007.

(e)
Interest only - Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance of the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of May 31, 2007.

(f)	Variable Rate Security – The rate shown is the net coupon rate as of May 31, 2007.

(g)	Loan or a portion of this loan not current on interest and/or principal payments.

(h)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as the advisor for the fund.

(i)	On May 31, 2007, the cost of investments in securities was $64,676,282. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost, were as follows:

Gross unrealized appreciation	$ 793,297
Gross unrealized depreciation	(815,739)
Net unrealized depreciation	$ (22,442)

Item 2—Controls and Procedures

(a)
The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported timely.

(b)
There were no changes in the registrant’s internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 – Exhibits

Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: July 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date:  July 24, 2007

By:
/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date:  July 24, 2007